© 2012 Sigma-Aldrich Co. LLC. All rights reserved. Sigma-Aldrich Corporation January 2013 Investor Information

© 2013 Sigma-Aldrich Co. LLC. All rights reserved. 2 Cautionary Statements • This presentation contains “forward-looking statements” regarding future sales, earnings, return on equity, cost savings, process improvements, free cash flow, share repurchases, capital expenditures, acquisitions and other matters. Such statements can be identified by words such as: “anticipates,” “believes,” “can,” “expects,” “likely,” “should,” “will” and similar references to future periods. Forward- looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. For a list of factors, risks and uncertainties which could make our actual results differ from expected results, please see our latest earnings release posted to the investor relations’ section of our website at www.sigma-aldrich.com and Item 1A of Part I of our latest Annual Report on Form 10-K. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, as a result of new information, future developments or otherwise. • This presentation also contains non-GAAP financial information. Management uses this information in its internal analysis of results and believes this information may be informative to investors in gauging the quality of our financial performance, identifying trends in our results and providing meaningful period-to-period comparisons. For a reconciliation of non-GAAP measures provided in this presentation, see the Appendix to this presentation – Reconciliation of GAAP to Non-GAAP Financial Measures.

© 2013 Sigma-Aldrich Co. LLC. All rights reserved. Sigma-Aldrich Overview 3 Delivering Value Through A Diversified Portfolio No customer comprises more than 2% of sales, no product more than 1% GLOBALLY BALANCED 40% United States and Canada 37% Europe, Middle East, Africa 23% Asia Pacific and Latin America DIVERSE END-MARKETS 34% Chemical and Applied Industrial Companies 23% Universities, Government Institutions, Not-for-Profit Organizations 35% Pharmaceutical, Diagnostics, Biotechnology Companies 8% Hospitals and Commercial Labs PRODUCTS 167,000 chemicals (50,000 manufactured) 45,000 Laboratory Equipment Items 40% 37% 23% 34% 23% 35% 8% 79% 21% $2.0Bn Revenue OUR MISSION Enabling Science to Improve the Quality of Life OUR VISION To be the trusted and preeminent global provider to the research laboratory and targeted commercial markets $2.0Bn Revenue 212,000 Products YTD – Nine months ending 9/31/2012

© 2013 Sigma-Aldrich Co. LLC. All rights reserved. History of the Company 37 Consecutive Years of Increasing EPS and Annual Dividends 4

© 2013 Sigma-Aldrich Co. LLC. All rights reserved. 5 Progression of Research vs SAFC 90% 10% 1990 SAFC Research 2000 2010 2012 (YTD Q3) 85% 15% 72% 28% 68% 32% $0.5 Billion Sales 51,000 Products 4,100 Employees $1.1 Billion Sales 85,000 Products 6,200 Employees $2.3 Billion Sales 187,000 Products 7,900 Employees $2.0 Billion Sales 212,000 Products 9,000 Employees Note: percentages comprise approximate size of business to total company sales.

© 2013 Sigma-Aldrich Co. LLC. All rights reserved. Business Units Were Driven by Focus through a Product-Centric Lens – ABCM 6 2012 (YTD Q3) RESEARCH BUSINESS PRODUCT SEGMENTS Analytical Biology Chemistry Materials Science 68% 32% Note: percentages comprise approximate size of business to total company sales. SAFC Research

© 2013 Sigma-Aldrich Co. LLC. All rights reserved. We Have Been Successful in Driving Our Products into a Variety of Customer Classes 7 Academic & Government Researchers Pharma & Biotech Discovery R&D Contract Research Organizations Dealers Clinical Laboratories Testing Labs Environmental Labs Industrial Companies Pharma Production Biotech Bioproduction Electronics (LEDs and semiconductors) Services CUSTOMER CLASSES RESEARCH BUSINESS PRODUCT SEGMENTS Analytical Biology Chemistry Materials Science

© 2013 Sigma-Aldrich Co. LLC. All rights reserved. APPLIED & INDUSTRIAL MARKETS COMMERCIAL MARKETS RESEARCH MARKETS Enhancing Focus through a Customer-Centric Lens 8 Academic & Government Researchers Pharma & Biotech Discovery R&D Contract Research Organizations Dealers Clinical Laboratories Testing Labs Environmental Labs Industrial Companies Pharma Production Biotech Bioproduction Electronics (LEDs and semiconductors) Services NEW BUSINESS UNITS CUSTOMER CLASSES

© 2013 Sigma-Aldrich Co. LLC. All rights reserved. Creation of Customer-Focused Business Units (BU) 9 Life Science BioReliance Hitech Diagnostics & Testing Labs Industrial Customers Pharmaceutical Academic & Government Dealers CURRENT Product-focused Organization RESEARCH ABCM (All Research Products) FUTURE Market-focused Organization SAFC COMMERCIAL MARKETS Business Unit RESEARCH MARKETS Business Unit APPLIED & INDUSTRIAL MARKETS Business Unit SAFC (All Commercial Products)

© 2013 Sigma-Aldrich Co. LLC. All rights reserved. Business Units and Market Outlook 10 RESEARCH APPLIED & INDUSTRIAL COMMERCIAL Sigma-Aldrich Mission Approx % of Total Sales Long-term Market Growth Outlook Broad supplier of products to the research laboratory 50% Low-to-mid single digits Supplier of customized solutions to testing labs and industrial companies 25% Mid-single digits Supplier of custom solutions to targeted commercial markets 25% Mid-to-high single digits

© 2013 Sigma-Aldrich Co. LLC. All rights reserved. 11 Description Reagents and consumables to life sciences and non-profit research organizations Manufacturing raw materials for commercial products Raw materials and solutions for testing in clinical and industrial applications Customer Market Segments Market Drivers Product breadth Application specificity Simplicity, accuracy & speed Product Offering “A la carte” portfolio Customized solutions Standard and customized solutions Regulatory Level Low (IRB, NIH) Medium (ISO, GMP) High (FDA, USDA, CE) RESEARCH MARKETS Academia & Government Pharma & Biotech APPLIED & INDUSTRIAL MARKETS * examples not exhaustive Source: Industry report and team analysis Research Markets SAFC COMMERCIAL MARKETS Dealers Clinical Diagnostics* Industrial/ Testing* Reference Laboratories Hospital Laboratories Diagnostic Manufacturers Food & Beverage Environmental Labs Other Industrial Raw Materials Pharma Manufacturing Electronics Manufacturing Industrial Manufacturing

© 2013 Sigma-Aldrich Co. LLC. All rights reserved. RESEARCH Business Unit 12 Academic & Government Pharma & Biotech Discovery Dealers INITIATIVES CUSTOMER FOCUS • Continue to broaden product portfolio • Broaden/deepen our sales channels - eCommerce - Direct sales - Dealers • Work closer with major customers to offer solutions packages/processes RESEARCH ~50% Note: percentages comprise approximate size of business to total company sales.

© 2013 Sigma-Aldrich Co. LLC. All rights reserved. 13 Description Reagents and consumables to life sciences and non-profit research organizations Manufacturing raw materials for commercial products Raw materials and solutions for testing in clinical and industrial applications Customer Market Segments Market Drivers Product breadth Application specificity Simplicity, accuracy & speed Product Offering “A la carte” portfolio Customized solutions Standard and customized solutions Regulatory Level Low (IRB, NIH) Medium (ISO, GMP) High (FDA, USDA, CE) SAFC COMMERCIAL MARKETS Pharma Manufacturing Electronics Manufacturing APPLIED & INDUSTRIAL MARKETS Industrial Manufacturing * examples not exhaustive Source: Industry report and team analysis SAFC Commercial Markets RESEARCH MARKETS Clinical Diagnostics* Industrial/ Testing* Reference Laboratories Hospital Laboratories Diagnostic Manufacturers Food & Beverage Environmental Labs Other Industrial Raw Materials Academia & Government Pharma & Biotech Dealers

# COMMERCIAL Business Unit




COMMERCIAL
~25%

## CUSTOMER FOCUS

Commercial Pharma & Biotech

Electronics

Services

## INITIATIVES

- SAFC Top-100 Customer Strategy
- Strengthen our leading position in cell culture media
- Leverage our High Potency Compound (HPC) capacity
- Broaden our customer base for organic metallic precursors
- Continue to integrate and grow BioReliance

Note: percentages comprise approximate size of business to total company sales.

14

© 2013 Sigma-Aldrich Co. LLC. All rights reserved.

SIGMA-ALDRICH®

© 2013 Sigma-Aldrich Co. LLC. All rights reserved. 15 Description Reagents and consumables to life sciences and non-profit research organizations Manufacturing raw materials for commercial products Raw materials and solutions for testing in clinical and industrial applications Customer Market Segments Market Drivers Product breadth Application specificity Simplicity, accuracy & speed Product Offering “A la carte” portfolio Customized solutions Standard and customized solutions Regulatory Level Low (IRB, NIH) Medium (ISO, GMP) High (FDA, USDA, CE) APPLIED & INDUSTRIAL MARKETS Clinical Diagnostics* Industrial/ Testing* Reference Laboratories Hospital Laboratories Diagnostic Manufacturers Food & Beverage Environmental Labs Other Industrial Raw Materials * examples not exhaustive Source: Industry report and team analysis Applied & Industrial Markets SAFC COMMERCIAL MARKETS RESEARCH MARKETS Pharma Manufacturing Electronics Manufacturing Industrial Manufacturing Academia & Government Pharma & Biotech Dealers

© 2013 Sigma-Aldrich Co. LLC. All rights reserved. APPLIED & INDUSTRIAL Business Unit 16 Clinical Diagnostics Environmental Labs Industrial MOVING UP THE VALUE CHAIN CUSTOMER FOCUS COMPONENTS • Antibodies • Lab Essentials • Standards • Sample Prep • Oligos • Enzymes • LC/GC Columns • Solvents • Buffers • Cell Culture APPLIED & INDUSTRIAL ~25% Note: percentages comprise approximate size of business to total company sales. SOLUTIONS

© 2013 Sigma-Aldrich Co. LLC. All rights reserved. 2012 Q3 YTD Organic Sales Growth 17 RESEARCH ABCM (All Research Products) SAFC (All Commercial Products) 2% COMMERCIAL APPLIED & INDUSTRIAL RESEARCH 1% 4% 5% TOTAL 3% Product-focused Organization Customer-focused Organization 5% TOTAL 3%

© 2013 Sigma-Aldrich Co. LLC. All rights reserved. 2012 Guidance* Organic Sales Growth 18 Guidance for full-year adjusted EPS to be $3.80-3.90 * Outlook provided on 10/23/12 1st Half 2nd Half Full Year Research Low Single-digit Low Single-digit ~3% SAFC Mid Single-digit Mid-to-High Single-digit • Changes in FX are expected to reduce full year 2012 reported sales growth by ~3% • Acquisitions are expected to add 6% to reported sales growth

© 2013 Sigma-Aldrich Co. LLC. All rights reserved. Key Considerations for 2013 19 Positioning for continued growth in 2013 • Macro-economic environment • Pharma consolidation / site closures • Increased presence in Applied & Industrial Markets • SAFC Growth • Emerging Market Growth • Capital deployment

© 2013 Sigma-Aldrich Co. LLC. All rights reserved. 22.4 22.5 22.9 23.2 24.3 25.7 2006 2011 1 ,7 9 8 2 ,0 3 9 2 ,2 0 1 2 ,1 4 8 2 ,2 7 1 2 ,5 0 5 2006 2011 Proven Formula for Value Creation +7% +340bps +10bps CAGR 20 20.9 20.6 22.8 22.8 21.5 21% 2006 2011 SALES GROWTH STRONG ROE GAAP MARGIN EXPANSION Has resulted in consistently higher returns to our shareholders. Peers: Life Technologies, Qiagen, Techne, Thermo-Fisher, Waters, Agilent, Becton Dickinson, Bio-Rad, PerkinElmer, Lonza $100.00 $141.69 $110.96 $134.32 $178.56 $169.49 $201.84 $0 $50 $100 $150 $200 $250 2006 2007 2008 2009 2010 2011 31-Dec-12 SIAL PEERS Nasdaq 100 S&P 500 DJIA

© 2013 Sigma-Aldrich Co. LLC. All rights reserved. Why Sigma-Aldrich? 21 STRONG FINANCIAL POSITION PROVEN GLOBAL FRANCHISE - Well Diversified - Recognized Brands - Established Markets - Operational Excellence - Efficient Supply Chain Management FOCUSED STRATEGIES FOR GROWTH - Innovative Platforms - Applied & Industrial Markets - Channel Optimization - Emerging Markets – Commercial Markets – M&A

© 2013 Sigma-Aldrich Co. LLC. All rights reserved. QUESTIONS? 22

© 2013 Sigma-Aldrich Co. LLC. All rights reserved. 23 Appendix Reconciliation of GAAP to Non-GAAP Financial Measures

© 2013 Sigma-Aldrich Co. LLC. All rights reserved. Acquisition Adjusted Reported Currency Benefit (Organic) Research Chemicals (4)% (6)% 1% 1% SAFC 17% (5)% 17% 5% 2% (6)% 6% 2% Acquisition Adjusted Reported Currency Benefit (Organic) Research Chemicals (1)% (4)% 1% 2% SAFC 16% (4)% 15% 5% Total Customer Sales 4% (4)% 5% 3% Three Months Ended September 30, 2012 Nine Months Ended September 30, 2012 Reconciliation of Reported Sales Growth to Adjusted (Organic) Sales Growth (Unaudited) 24